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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                   FORM 8-K
                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)  March 15, 2001
                                                         --------------




                         McNAUGHTON APPAREL GROUP INC.
            (Exact name of registrant as specified in its charter)




            Delaware                       0-23440               13-3747173
---------------------------------      ----------------      -------------------
  (State or other jurisdiction         (Commission File       (I.R.S. Employer
of incorporation or organization)           Number)          Identification No.)




             463 Seventh Avenue
             New York, N.Y.                               10018
             ------------------                         ----------
             (Address of principal executive offices)   (Zip Code)



      Registrant's telephone number, including area code: (212) 947-2960


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Item 7.  Exhibits

Exhibit Index
-------------

99       Press release dated March 13, 2001.

Item 9.  Regulation FD Disclosure

Reference is made to the press release issued on March 13, 2001, attached hereto as Exhibit 99.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         McNAUGHTON APPAREL GROUP INC.
                         -----------------------------
                                 (Registrant)


Date:  March 15, 2001    By: /s/ Peter Boneparth
                             ---------------------------------------------------
                             Peter Boneparth
                             Chief Executive Officer and Chief Operating Officer (Principal Executive and Operating Officer)

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